UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

Kemper Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! KEMPER CORPORATION 2026 Annual Meeting Vote by May 5, 2026 10:59 PM Central Daylight Time. For shares held in the 401(k) Plan, vote by May 3, 2026 10:59 PM Central Daylight Time. KEMPER CORPORATION 200 EAST RANDOLPH STREET SUITE 3300 CHICAGO, IL 60601 V90594-P41330 You invested in KEMPER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 6, 2026 8:30 AM Central Daylight Time 200 E. Randolph Street Chicago, IL 60601 Auditorium Lower Level 1 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Teresa A. Canida For 1b. George N. Cochran For 1c. Jason N. Gorevic For 1d. Lacy M. Johnson For 1e. Gerald Laderman For 1f. Suzet M. McKinney For 1g. Alberto J. Paracchini For 1h. Stuart B. Parker For 1i. Susan D. Whiting For 2. Advisory vote to approve the compensation of the Company’s Named Executive Officers. For 3. Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public For accounting firm for 2026. NOTE: The proxies are authorized to vote in their discretion on other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90595-P41330